SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 27, 2004

          GENERAL MILLS, INC.

(Exact Name of Registrant as Specified in Charter)

     Delaware

1-1185

41-0274440

      (State of Incorporation)

(Commission

(IRS Employer

File Number)

Identification No.)

Number One General Mills Boulevard

Minneapolis, Minnesota

55426

        (Mail:  P.O. Box 1113)

(Mail:  55440)

(Address of Principal Executive Offices)

(Zip Code)

Registrant's telephone number, including area code:  (763) 764-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[  ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 27, 2004, Raymond G. Viault retired from the General Mills, Inc. Board of Directors, having served the company as a Board member and Vice Chairman since 1996.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 27, 2004

GENERAL MILLS, INC.

By:	/s/ Siri S. Marshall

Name: Siri S. Marshall
Title: Senior Vice President, Corporate Affairs
and General Counsel